UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 18, 2004

                            American Oil & Gas, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

              0-31547                                   88-0451554
              -------                                   ----------
      (Commission File Number)             (IRS Employer Identification Number)


                 1050 17th Street, Suite 1850, Denver, CO 80265
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           (Address of principal executive offices including zip code)

                                 (303) 991-0173
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
                 (Former address, if changed since last report)


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Item 7.           Financial Statements and Exhibits

Exhibit Number             Exhibit Title
--------------             -------------

99.1              Press release dated March 18, 2004.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AMERICAN OIL & GAS, INC.


Date: March 18, 2004             By: /s/ Andrew P. Calerich
                                    -------------------------------------------
                                         Andrew P. Calerich, President and CFO